VANGUARD(R) MASSACHUSETTS
TAX-EXEMPT FUND

Semiannual Report - May 31, 2001

BOND

[SHIP AND COMPASS ROSE GRAPHIC]

THE VANGUARD GROUP(R)

SOME LESSONS FROM THE MARKETS
Although the past year has been a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:
     **Things change. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.
     **Diversification matters. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.
     **Perspective is paramount. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

* Vanguard Massachusetts Tax-Exempt Fund earned a solid half-year return of 5.3%, topping the performances of its competitive measures.
* Interest rates generally declined during the six months, providing a boost to prices of all but the longest-maturity securities.
* Municipal bonds performed well during the period, easily outpacing the returns from stocks, which continued to struggle.

CONTENTS
1 Letter from the Chairman
5 Report from the Adviser
7 Fund Profile
8 Glossary of Investment Terms
9 Performance Summary
10 Financial Statements

LETTER
from the Chairman

Dear Shareholder,
In an environment that was friendly to bonds but hostile to stocks, VANGUARD MASSACHUSETTS TAX-EXEMPT FUND earned a robust six-month total return of 5.3%.
     As you can see in the adjacent table, for the period ended May 31, 2001, your fund's total return (capital change plus reinvested dividends) bested those of its average peer and its unmanaged benchmark index. The fund's return is based on an increase in net asset value from $9.60 per share on November 30, 2000, to $9.87 per share on May 31, 2001, and is adjusted for dividends totaling $0.24 per share paid from net investment income.

TOTAL RETURNS                   Six Months Ended
                                    May 31, 2001
------------------------------------------------
Vanguard Massachusetts Tax-Exempt Fund      5.3%
Average Massachusetts Municipal Debt Fund*  4.2
Lehman Municipal Bond Index                 4.7
------------------------------------------------
*Derived from data provided by Lipper Inc.

     For Massachusetts residents, income earned by the fund is exempt from federal and Massachusetts income taxes, but may be subject to local taxes and to the federal alternative minimum tax.
     On May 31, the fund's yield stood at 4.78%, down from 5.15% at the end of November 2000. For taxpayers in the highest federal income tax bracket (39.6%), the taxable equivalent yield was about 7.9%.

FINANCIAL MARKETS IN REVIEW

MARKET BAROMETER                                                   Total Returns
                                                      Periods Ended May 31, 2001

                                                   Six          One         Five
                                                Months         Year       Years*
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)       5.1%        13.1%         7.7%
Lehman 10 Year Municipal Bond Index               4.6         11.8          6.7
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        2.7          5.8          5.2
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                       -3.9%       -10.6%        15.1%
Russell 2000 Index (Small-caps)                  12.2          5.7          8.0
Wilshire 5000 Index (Entire market)              -2.5        -10.1         13.3
MSCI EAFE Index (International)                  -7.6        -16.9          4.2
================================================================================
CPI
Consumer Price Index                              2.1%         3.6%         2.6%
--------------------------------------------------------------------------------
*Annualized.

During the six months ended May 31, the U.S. economy was marked by two opposing trends: strength among consumers and weakness in the industrial sectors. Housing starts and sales were strong, and consumer spending remained healthy. Unemployment edged up--in May 4.4% of the labor force was unemployed--but consumers stayed calm. Indeed, a survey of consumer confidence showed improved sentiment in May, although the confidence level was well below the January 2000 high.
--------------------------------------------------------------------------------
Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period.
--------------------------------------------------------------------------------
     The industrial economy fared worse. Businesses trimmed spending on capital equipment, with especially sharp cutbacks in outlays for computers and software. Industrial production declined throughout the half-year. Manufacturing activity cooled, and slowing sales within the industrial sector left substantial inventory on warehouse shelves.
     Overall, a strong consumer economy and a weak industrial economy added up to modest growth in the period. In the first quarter of 2001, inflation-adjusted gross domestic product, the estimated value of the nation's output of goods and services, increased at a 1.3% annual rate, far below the 4.8% pace during the same period in 2000.
     The Federal Reserve Board's Open Market Committee responded to the mixed economic picture with five reductions in its target for short-term interest rates. The first cut came in January and the most recent on May 15. In total, the FOMC sliced 250 basis points (2.5 percentage points) from short-term rates in an effort to stimulate capital spending and sustain consumers' upbeat mood.
     The U.S. stock market's course reflected the uncertainty in the broad economy. After a swift fall early in the six months, U.S. stocks rallied in April and May. Continued weakness in large-capitalization technology stocks kept the broad stock market in negative territory, but smaller stocks and value stocks--those issues with low prices relative to fundamental measures such as earnings and book value--thrived.
     Bonds turned in good results during the period. The prices of bonds with maturities of less than 5 years enjoyed the biggest gains, as their yields declined in step with the FOMC's rate cuts. (Bond prices move in the opposite direction from their yields.) The yields on longer-term bonds rose slightly, heightening the difference between the cost of short-term and long-term borrowing. At the end of May, the difference between the yield of the 30-year U.S. Treasury bond and that of the 3-year Treasury note stood at 116 basis points (1.16 percentage points), up from just 3 basis points six months earlier.

--------------------------------------------------------------------------------
The prices of bonds with maturities of less than 5 years enjoyed big gains, as their yields declined in step with the Fed's rate cuts.
--------------------------------------------------------------------------------

THE MUNI MARKET
Municipal bonds also enjoyed strong returns during the six months. The gap between the yields of long-term U.S. Treasuries and long-term municipal bonds widened a bit during the period, but remained relatively narrow. In fact, on May 31, the yield of the 30-year U.S. Treasury bond was just 48 basis points (0.48 percentage point) higher than that of a high-quality, long-term muni bond. In other words, municipal bonds, whose interest is exempt from federal income taxes, offer a yield that is more than 91% of that of Treasury bonds, which are fully taxable at a rate of up to 39.6%. (As a result of the new tax law, the top federal income tax rate will drop to 38.6% on July 1.)
     The Report from the Adviser, which begins on page 5, provides more details about the municipal bond market.

PERFORMANCE OVERVIEW
Your fund's half-year return of 5.3% was quite good, both on an absolute basis and relative to its comparative measures. During the half-year, the fund's 2.5% income return was augmented by a price increase of 2.8%.
     A six-month return, of course, does not provide a complete picture of a bond fund's performance. That's because semiannual returns for bond funds account for only half of the year's interest income, while price changes immediately reflect current movements in interest rates--rising when rates fall and falling when rates rise. For perspective, it's important to consider a full year's interest income when evaluating a bond fund. For the 12 months ended May 31, 2001, your fund earned an excellent total return of 14.0%, consisting of an income return of 5.5% and a price increase of 8.5%.
     Keep in mind that while falling interest rates have a salutary impact on bond prices, a rate decline also means a reduction in the income paid by fixed income investments. When interest rates drop, bond prices rise immediately, but over the long haul, lower rates diminish the income earned on reinvested dividends.

--------------------------------------------------------------------------------
Though bond prices rise and fall, it is interest income that accounts for virtually all of a bond fund's long-term returns.
--------------------------------------------------------------------------------

     Though bond prices rise and fall over time, it is interest income that accounts for virtually all of a bond fund's long-term total return. Therefore, the best indicator of a bond fund's performance--though it is a far-from-perfect measure--is the fund's yield, currently about 4.8%.
     Your fund's fine relative results over the past six months--and over its lifetime--can be attributed to its significant cost advantage over similar funds and to skillful investment management. Your fund has an annualized expense ratio (expenses as a percentage of average net assets) of just 0.16%, or $1.60 per $1,000 invested, just a fraction of the 1.15%, or $11.50 per $1,000, charged by the average Massachusetts tax-exempt fund, according to Lipper Inc. The combination of excellent investment management by Vanguard's Fixed Income Group, which oversees all of our municipal bond portfolios, and our cost advantage provides our shareholders with benefits that have proven difficult to beat.

We thank you for your confidence in our approach and for entrusting your money to us.

IN SUMMARY
During the stock market turbulence of the past year, many investors seemed to have rediscovered the benefits of bonds. Of course, we believe that the diversification and interest income provided by fixed income securities always have been--and always will be--valuable pieces of a solid investment program. And for investors in higher tax brackets, municipal bonds play an especially beneficial role.
     We believe that a diversified portfolio of stock, bond, and money market funds--apportioned in accordance with your goals and risk tolerance--is the best response to the market's ever-present uncertainties. Once you've devised such a portfolio, we recommend sticking with your plan for the long haul.


Sincerely,

June 12, 2001

[PHOTO--JOHN J. BRENNAN]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

REPORT
from the Adviser                                     VANGUARD FIXED INCOME GROUP

Municipal bonds performed well during the six months ended May 31, 2001. Prices generally rose during the fiscal half-year of VANGUARD MASSACHUSETTS TAX-EXEMPT FUND, supplementing the fund's interest income and resulting in a solid total return of 5.3%.

--------------------------------------------------------------------------------
Investment Philosophy

The adviser believes that the fund, while operating within stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Massachusetts income taxes by investing in high-quality securities issued by Massachusetts state, county, and municipal governments.
--------------------------------------------------------------------------------

THE ECONOMIC ENVIRONMENT
Over the past several months, low economic visibility has hampered forecasters' ability to predict the future. Conflicting signals about the health of the economy and the outlook for corporate profits continue to make short-term forecasts--not to mention long-term estimates--very difficult. Corporate capital spending is weak and the manufacturing sector is suffering. But consumer spending has remained relatively strong, even in the face of higher fuel costs and a softening job market.
     The Federal Reserve Board has dealt with the economic slowdown--real (inflation-adjusted) gross domestic product slipped to an annual rate of 1.3% during the first quarter of 2001--by slashing its target for short-term interest rates. The Fed reduced the federal funds rate by a total of 250 basis points (2.5 percentage points) over the past six months, and further cuts are likely. The decline in short-term interest rates has resulted in a dramatic steepening in the yield curves (a representation of yields across maturities) for both U.S. Treasury securities and municipal bonds.
     President George Bush's tax-cut plan will bring refunds of $300 to $600 to taxpayers in the coming months and will phase in lower tax rates across all brackets. The immediate effect of these changes on munis is unclear because the phase-in period will last five years.

STATE BUDGETS UNDER SCRUTINY
State tax revenues have been mounting substantially over the past several years, and the improving fiscal health of many states led to upgrades in their bond credit ratings. Over the past several months, however, the expansion in tax revenues has slowed as the pace of economic growth decelerated. Most states have built solid rainy-day funds and have reduced debt--both positive developments in the face of the economic slowdown--but some states have also reduced income tax rates. In this environment, revenue estimates and budgets will be under close scrutiny. Consequently, the trend of upgrading states' credit quality has probably already peaked.

MOVEMENTS IN MUNI YIELDS
During the six months, municipal bonds outperformed Treasuries across most maturities, coming up short only among 1-year securities. The Treasury yield curve steepened more than the muni curve, which tends to be more stable. This means that yields of shorter-term Treasury securities declined more sharply than those of shorter-term munis. The yield of the 1-year Treasury note slipped 234 basis points (2.34 percentage points), while the yield of the comparable muni fell 153 basis points (1.53 percentage points).
     For intermediate-term issues, the yield of the 10-year Treasury note declined slightly, falling just 9 basis points. The yield of the 10-year muni declined 27 basis points.
     Among bonds with maturities of 30 years, Treasury yields actually rose a bit--reflecting heightened inflation concerns and a belief that federal budget surpluses won't be as large as previously forecast--and muni yields slipped 16 basis points.
     Overall, the relative attractiveness of munis declined somewhat during the fiscal half-year, but for investors in most tax brackets, municipal bonds continue to provide solid value. On May 31, a 10-year muni provided a tax-exempt yield equal to about 82% of the taxable yield of a comparable Treasury bond, down from about 86% six months earlier.
     Nationwide, muni bond issuance is up 41% over the past year; supply in Massachusetts rose 34% over the 12 months.

OUR INVESTMENT APPROACH
Because volatility in the equity markets showed no signs of letting up during the half-year, bonds remained a relatively popular choice for investors seeking to balance their investment portfolios. Going forward, we pledge to maintain our focus on providing a high-quality, low-cost fund that can play an important role in the portfolios of many investors.

Ian A. MacKinnon, Managing Director
Christopher M. Ryon, Principal
Pamela Wisehaupt Tynan, Principal
Daniel S. Solender, Principal

June 13, 2001

FUND PROFILE                                                  As of May 31, 2001
 for Massachusetts Tax-Exempt Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with an unmanaged index. Key terms are defined on page 8.

----------------------------------------------
FINANCIAL ATTRIBUTES

                                       Lehman
                             Fund      Index*
----------------------------------------------
Number of Issues              116      40,955
Yield                        4.8%        4.6%
Yield to Maturity            4.9%          --
Average Coupon               5.3%        5.4%
Average Maturity       11.4 years  13.6 years
Average Quality                AA         AA+
Average Duration        7.6 years   7.7 years
Expense Ratio             0.16%**          --
Cash Investments             1.7%          --
----------------------------------------------


------------------
DISTRIBUTION BY
  CREDIT QUALITY
  (% of portfolio)

AAA          65.6%
AA           18.4
A             1.9
BBB          14.1
BB            0.0
B             0.0
------------------
Total       100.0%
------------------

-------------------------------
DISTRIBUTION BY MATURITY
 (% of portfolio)

Under 1 Year              7.4%
1-5 Years                 6.4
5-10 Years               41.8
10-20 Years              30.5
20-30 Years              12.3
Over 30 Years             1.6
-------------------------------
Total 100.0%
-------------------------------

---------------------------
INVESTMENT FOCUS
[CHART]
Credit Quality -- High
Average Maturity -- Long
---------------------------


*Lehman Municipal Bond Index.
**Annualized.

Visit our website
WWW.VANGUARD.COM
for regularly updated
fund information.

GLOSSARY
 of Investment Terms

Average Coupon. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
Average Duration. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
Average Maturity. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
--------------------------------------------------------------------------------
Cash Investments. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.
--------------------------------------------------------------------------------
Expense Ratio. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
Yield. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
--------------------------------------------------------------------------------
Yield to Maturity. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Massachusetts Tax-Exempt Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      December 9, 1998-May 31, 2001

Massachusetts
Tax-Exempt Fund
                                                  Lehman*
Fiscal       Capital        Income      Total       Total
Year          Return        Return     Return      Return
--------------------------------------------------------------------------------
1999           -7.5%          4.1%      -3.4%       -1.4%
2000            3.8           5.4        9.2         8.2
2001**          2.8%          2.5%       5.3%        4.7%
--------------------------------------------------------------------------------
 *Lehman Municipal Bond Index.
**Six months ended May 31, 2001.
See Financial Highlights table on page 17 for dividend information since inception.
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
May 31, 2001 (unaudited)

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                Face      Market
                                                Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund      Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS (98.3%)
--------------------------------------------------------------------------------
ISSUER INSURED (47.9%)
Amherst-Pelham MA Regional
 School Dist.GO                    5.125%      5/15/2018(2)   $4,500      $4,505
Beverly MA GO                       4.75%       9/1/2016(2)    1,025         999
Beverly MA GO                       4.80%       9/1/2017(2)    1,080       1,047
Chelsea MA GO                       5.50%      6/15/2009(2)       90          98
Dudley Charlton MA Regional
 School Dist.GO                    5.125%      6/15/2014(3)    2,305       2,397
Lynn MA GO                          5.25%       6/1/2013(2)    1,530       1,601
Lynn MA Water & Sewer Rev.         5.125%      12/1/2017(4)    2,000       2,003
Malden MA GO                        5.10%       8/1/2017(1)    2,765       2,774
Malden MA GO                        5.20%       8/1/2014(1)    2,700       2,778
Marlborough MA GO                   6.75%      6/15/2008(3)    1,400       1,625
Mashpee MA GO                      5.125%       2/1/2011(1)    1,025       1,075
Mashpee MA GO                       5.35%       2/1/2012(1)    1,525       1,608
Massachusetts Health & Educ. Fac.
 Auth. Rev. (Lahey Clinic)         5.375%       7/1/2023(1)    3,500       3,489
Massachusetts Dev. Finance Agency
 Rev.(Brooks School) VRDO           2.15%       6/7/2001(1)    1,400       1,400
Massachusetts Dev. Finance Agency
 Rev.(Western New England College)  5.25%       7/1/2020(2)      750         753
Massachusetts Educ. Financing
 Auth. Educ. Loan Rev.              4.55%       7/1/2009(2)    2,000       2,004
Massachusetts Educ. Financing
 Auth. Educ. Loan Rev.              4.65%       7/1/2010(2)    1,500       1,502
Massachusetts Educ. Financing
 Auth. Educ. Loan Rev.              5.30%       1/1/2016(2)    3,000       2,974
Massachusetts Educ. Financing
 Auth. Educ. Loan Rev.              6.05%      12/1/2017(1)    3,000       3,192
Massachusetts GO                    4.50%      11/1/2015(2)    7,000       6,643
Massachusetts GO                   5.625%       6/1/2018(2)    1,450       1,589

--------------------------------------------------------------------------------
                                                                Face      Market
                                                Maturity      Amount      Value*
                                   Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac.
 Auth. Rev.(Bentley College)        5.00%       7/1/2023(1)   $2,500      $2,390
Massachusetts Health & Educ. Fac.Auth.
 Rev.(Berkley College of Music)     5.00%      10/1/2017(1)    1,250       1,236
Massachusetts Health & Educ. Fac.
 Auth. Rev.(Boston Medical Center)  5.00%       7/1/2019(1)       50          48
Massachusetts Health & Educ. Fac.
 Auth. Rev.(Brandeis Univ.)         5.00%      10/1/2026(1)    2,000       1,911
Massachusetts Health & Educ. Fac.
 Auth. Rev.(Harvard Pilgrim Health) 4.75%       7/1/2022(4)    1,000         905
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Harvard Pilgrim Health)       5.00%       7/1/2018(4)    3,080       2,993
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Harvard Pilgrim Health)       5.00%       7/1/2028(4)    2,500       2,343
Massachusetts Health & Educ. Fac.
 Auth. Rev. (Lahey Clinic)          7.85%       7/1/2003(1)      360         392
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Massachusetts General Hosp.)  6.25%       7/1/2012(2)      500         565
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Partners Healthcare System)   5.25%       7/1/2003(4)       80          83
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Partners Healthcare System)   5.25%       7/1/2015(1)      390         395
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Partners Healthcare System)  5.375%       7/1/2024(1)    1,640       1,632
Massachusetts Health & Educ. Fac. Auth.
 Rev.(Univ. of Massachusetts)      5.875%      10/1/2029(3)    4,000       4,197
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts
   Memorial Hosp.)                  5.25%       7/1/2014(2)    1,000       1,024
Massachusetts Housing Finance
 Agency Rev.                        5.05%       6/1/2010(3)    1,000       1,025
Massachusetts Housing Finance Agency
 Multi-Family Housing Rev.          5.70%       7/1/2020(2)    1,500       1,516
Massachusetts Housing Finance Agency
 Multi-Family Housing Rev.          5.80%       7/1/2030(2)    1,500       1,516
Massachusetts Housing Finance Agency
 Single Family Housing Rev.         5.15%      12/1/2012(2)    3,300       3,325
Massachusetts Housing Finance Agency
 Single Family Housing Rev.         5.50%      12/1/2030(2)       90          90
Massachusetts Housing Finance Agency
 Single Family Housing Rev.         5.65%       6/1/2031(2)    2,435       2,454
Massachusetts Ind. Finance Agency Rev.
 (College of the Holy Cross)        5.50%       3/1/2016(1)    1,000       1,028
Massachusetts Muni. Wholesale Electric Co.
 Power Supply System Rev.           5.00%       7/1/2010(2)    1,250       1,277
Massachusetts Port Auth. Rev.       5.25%       7/1/2008(4)    2,000       2,101
Massachusetts Port Auth. Rev.       5.50%       7/1/2009(4)    2,000       2,133
Massachusetts Port Auth. Rev.
 (US Airways)                       5.25%       9/1/2011(1)    1,480       1,539
Massachusetts Port Auth. Rev.
 (US Airways)                       5.25%       9/1/2012(1)    1,535       1,581
Massachusetts Port Auth. Rev.
 (US Airways)                       5.25%       9/1/2013(1)    1,610       1,644
Massachusetts Special Obligation
 Rev.                               5.50%       6/1/2010(2)    3,150       3,328
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)            0.00%       1/1/2020(1)    3,000       1,112
Massachusetts Turnpike Auth. Rev.
 (Metro. Highway System)            5.00%       1/1/2037(1)    4,000       3,654
Massachusetts Water Resources Auth.
 Rev.                               5.50%   11/1/2006(3)(Prere.) 120         131
Massachusetts Water Resources Auth.
 Rev.                               5.50%       8/1/2014(4)    3,250       3,493
Narrangansett MA Regional
 School Dist. GO                    6.50%       6/1/2013(2)    1,210       1,401

--------------------------------------------------------------------------------
                                                                Face      Market
                                                Maturity      Amount      Value*
Massachusetts Tax-Exempt Fund      Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------
Quabog MA Regional School Dist. GO  5.50%       6/1/2018(4)   $1,355      $1,400
Quabog MA Regional School Dist. GO  5.50%       6/1/2019(4)    1,355       1,395
Tantasqua MA Regional School
 Dist. GO                          5.125%      8/15/2015(4)    2,575       2,640
Univ. of Massachusetts Building
 Auth. Rev.                         5.50%      11/1/2018(2)    2,400       2,469
Westfield MA GO                     5.00%       5/1/2020(3)    1,715       1,686
Worcester MA GO                     5.00%       8/1/2017(1)    1,920       1,907
Worcester MA GO                     5.75%       4/1/2015(4)    1,000       1,076

OUTSIDE MASSACHUSETTS
Puerto Rico Govt. Dev. Bank VRDO    2.55%       6/6/2001(1)    1,200       1,200
                                                                    ------------
                                                                         114,291
                                                                    ------------
SECONDARY MARKET INSURED (1.9%)
Massachusetts Water Resources
 Auth. Rev.                         6.00%      12/1/2011(3)    4,120       4,655
                                                                    ------------
NONINSURED (48.5%)
Boston MA GO                        5.00%       2/1/2018       4,095       4,054
Boston MA GO                        5.75%       2/1/2018       1,955       2,058
Boston MA Water & Sewer Comm. Rev.  5.75%      11/1/2013         540         588
Foxborough MA Stadium Infrastructure
 Improvement Rev.                   5.75%       6/1/2025       2,500       2,598
Framingham MA Housing Auth.
 Mortgage Rev.                      6.20%      2/20/2021         900         971
Framingham MA Housing Auth.
 Mortgage Rev.                      6.35%      2/20/2032       2,000       2,171
Massachusetts Bay Transp.
 Auth. Rev.                         5.25%       7/1/2030       3,870       3,807
Massachusetts Bay Transp.
 Auth. Rev.                        5.875%       3/1/2019       2,000       2,163
Massachusetts Bay Transp.
 Auth. Rev.                         7.00%       3/1/2009       2,000       2,340
Massachusetts Dev. Finance Agency Resource Recovery Rev.
 (Waste Management Inc.)            6.90%      12/1/2029       2,000       2,163
Massachusetts Dev. Finance Agency
 Rev. (Smith College)               5.75%       7/1/2014       1,195       1,287
Massachusetts Dev. Finance
 Agency Rev. (Smith College)        5.75%       7/1/2029       3,000       3,121
Massachusetts Dev. Finance
 Agency Rev. (Suffolk Univ.)        5.85%       7/1/2029       2,000       1,967
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)    5.55%       7/1/2019       1,000         964
Massachusetts Dev. Finance Agency Rev.
 (Xaverian Brothers High School)    5.65%       7/1/2029       1,500       1,418
Massachusetts GAN                  5.125%     12/15/2010       1,480       1,555
Massachusetts GAN                   5.75%     12/15/2010       3,000       3,310
Massachusetts GO                    5.25%       9/1/2008       1,850       1,976
Massachusetts GO                    5.50%       7/1/2011       3,500       3,780
Massachusetts GO                    6.50%     8/1/2001(Prere.) 3,100       3,180
Massachusetts GO VRDO               2.70%       6/7/2001       1,200       1,200
Massachusetts GO VRDO               2.75%       6/7/2001       1,500       1,500
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Caritas Christi Obligated Group)  5.70%       7/1/2015       6,165       5,640
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Dana Farber Cancer Institute)     6.25%      12/1/2022       3,850       3,964
Massachusetts Health & Educ. Fac.
 Auth. Rev. (Harvard Univ.)         5.50%      1/15/2011       4,230       4,602
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Harvard Univ.) VRDO               2.57%       6/7/2001       2,600       2,600
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)       5.25%       7/1/2011       2,080       2,129
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)       5.25%       7/1/2014       1,000         994
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Partners Healthcare System)       5.25%       7/1/2015       3,000       2,953
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts
  Memorial Hosp.)                   6.50%       7/1/2021       5,000       4,946

--------------------------------------------------------------------------------
                                                                Face      Market
                                                Maturity      Amount      Value*
                                   Coupon           Date       (000)       (000)
--------------------------------------------------------------------------------
Massachusetts Health & Educ. Fac. Auth. Rev.
 (Univ. of Massachusetts) VRDO      2.65%       6/6/2001      $2,000      $2,000
Massachusetts Ind. Finance Agency
 Resource Recovery Rev.
  (Refusetech Inc.)                 6.15%       7/1/2002         480         488
Massachusetts Ind. Finance Agency
 Resource Recovery Rev.
  (Refusetech Inc.)                 6.30%       7/1/2005       6,500       6,854
Massachusetts Ind. Finance Auth. Rev.
 (BioMed Research Corp.)            0.00%       8/1/2004         520         462
Massachusetts Muni. Wholesale Electric Co.
 Power Supply System Rev.           6.75%       7/1/2002       1,570       1,666
Massachusetts Port Auth. Rev.       5.00%       7/1/2027       1,500       1,421
Massachusetts Port Auth. Rev.       5.00%       7/1/2028       3,000       2,814
Massachusetts Port Auth. Rev.      5.375%       7/1/2018       2,000       2,022
Massachusetts Port Auth. Rev.       5.75%       7/1/2019       1,000       1,025
Massachusetts Port Auth. Rev.
 (United Airlines)                  5.75%      10/1/2007       4,450       4,426
Massachusetts Water Pollution
 Abatement Trust Rev.              5.375%       8/1/2027       4,000       4,020
Massachusetts Water Pollution
 Abatement Trust Rev.               5.50%       8/1/2029       1,000       1,013
Massachusetts Water Pollution
 Abatement Trust Rev.               5.75%       8/1/2029       3,105       3,221
Massachusetts Water Resources
 Auth. Rev.                         5.50%      7/15/2002(Prere.)  80          82
Massachusetts Water Resources
 Auth. Rev. VRDO                    2.75%       6/6/2001       1,300       1,300
Rail Connections Inc. MA Rev.       5.25%       7/1/2008         705         749
Rail Connections Inc. MA Rev.       5.30%       7/1/2009         340         362
Rail Connections Inc. MA Rev.       5.40%       7/1/2010         520         564
Rail Connections Inc. MA Rev.       5.50%       7/1/2011       1,175       1,282
Rail Connections Inc. MA Rev.       6.00%       7/1/2012         570         641
Rail Connections Inc. MA Rev.       6.00%       7/1/2014       1,030       1,159
Univ. of Massachusetts Building
 Auth. Rev.                        5.125%      11/1/2019       1,135       1,124
Univ. of Massachusetts Building
 Auth. Rev.                        6.875%       5/1/2014       1,000       1,201
                                                                    ------------
                                                                         115,895
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (Cost $229,611)                                                         234,841
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (1.7%)
--------------------------------------------------------------------------------
Other Assets---Note B                                                      4,617
Liabilities                                                                (555)
                                                                    ------------
                                                                           4,062
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable  to  24,213,327  outstanding  $.001  par value  shares of  beneficial interest
(unlimited authorization)                                               $238,903
================================================================================
NET ASSET VALUE PER SHARE                                                  $9.87
================================================================================
*See Note A in Notes to Financial Statements.
For key to abbreviations and other references, see page 14.

--------------------------------------------------------------------------------
                                                              Amount         Per
Massachusetts Tax-Exempt Fund                                  (000)       Share
--------------------------------------------------------------------------------
AT MAY 31, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                             $234,774       $9.70
Undistributed Net Investment Income                               --          --
Accumulated Net Realized Losses                              (1,101)      (0.05)
Unrealized Appreciation--Note F                                5,230        0.22
--------------------------------------------------------------------------------
NET ASSETS                                                  $238,903       $9.87
================================================================================

KEY TO ABBREVIATIONS

GAN--Grant Anticipation Note.
GO--General Obligation Bond.
VRDO--Variable Rate Demand Obligation.
(Prere.)--Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).

The insurance does not guarantee the market value of the municipal bonds.

STATEMENT OF OPERATIONS

This Statement shows interest earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.


--------------------------------------------------------------------------------
                                                   Massachusetts Tax-Exempt Fund
                                                   Six Months Ended May 31, 2001
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
 Interest                                                                $ 5,362
--------------------------------------------------------------------------------
  Total Income                                                             5,362
--------------------------------------------------------------------------------
EXPENSES
 The Vanguard Group--Note B
  Investment Advisory Services                                                12
  Management and Administrative                                              128
  Marketing and Distribution                                                  17
 Custodian Fees                                                                2
 Auditing Fees                                                                 4
 Shareholders' Reports                                                         4
--------------------------------------------------------------------------------
  Total Expenses                                                             167
  Expenses Paid Indirectly--Note C                                           (2)
--------------------------------------------------------------------------------
  Net Expenses                                                               165
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                      5,197
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
 Investment Securities Sold                                                  895
 Futures Contracts                                                          (27)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                     868
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
 Investment Securities                                                     4,039
 Futures Contracts                                                            --
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                           4,039
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $10,104
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions-- Net Investment Income generally equal the net income earned under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                        Massachusetts
                                                       Tax-Exempt Fund
                                           -------------------------------------
                                             Six Months                     Year
                                                  Ended                    Ended
                                           May 31, 2001            Nov. 30, 2000
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net Investment Income                          $ 5,197                  $ 7,527
 Realized Net Gain (Loss)                           868                    (899)
 Change in Unrealized Appreciation (Depreciation) 4,039                    7,393
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                      10,104                   14,021
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                           (5,197)                 (7,527)
 Realized Capital Gain                               --                       --
--------------------------------------------------------------------------------
  Total Distributions                            (5,197)                 (7,527)
--------------------------------------------------------------------------------
Capital Share Transactions1
 Issued                                          74,238                  105,945
 Issued in Lieu of Cash Distributions             3,836                    5,404
 Redeemed                                       (27,177)                (48,585)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
   Share Transactions                            50,897                   62,764
--------------------------------------------------------------------------------
Total Increase (Decrease)                        55,804                   69,258
--------------------------------------------------------------------------------
NET ASSETS
 Beginning of Period                            183,099                  113,841
--------------------------------------------------------------------------------
 End of Period                                 $238,903                 $183,099
================================================================================
1Shares Issued (Redeemed)
 Issued                                           7,502                   11,423
 Issued in Lieu of Cash Distributions               388                      578
 Redeemed                                        (2,742)                 (5,240)
--------------------------------------------------------------------------------
   Net Increase (Decrease) in Shares Outstanding  5,148                    6,761
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-----------------------------------------------------------------------------------------------------------------
                                                                          Massachusetts Tax-Exempt Fund
                                                          Six Months Ended      Year Ended     Dec. 9, 1998,* to
For a Share Outstanding Throughout Each Period                May 31, 2001   Nov. 30, 2000         Nov. 30, 1999
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                 $9.60           $9.25                $10.00
-----------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                .240            .479                  .420
 Net Realized and Unrealized Gain (Loss) on Investments               .270            .350                 (.750)
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                    .510            .829                 (.330)
-----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                (.240)          (.479)                (.420)
 Distributions from Realized Capital Gains                              --              --                    --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                (.240)          (.479)                (.420)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                       $9.87           $9.60                $ 9.25
=================================================================================================================

Total Return                                                         5.34%           9.25%                -3.38%
=================================================================================================================

RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                 $239            $183                  $114
 Ratio of Total Expenses to Average Net Assets                       0.16%**         0.19%                 0.20%**
 Ratio of Net Investment Income to Average Net Assets                4.88%**         5.15%                 4.57%**
 Portfolio Turnover Rate                                               16%**           34%                   39%
=================================================================================================================
 *Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Massachusetts Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the state of Massachusetts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.
     3. Futures Contracts: The fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).
     4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.
     5. Other: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2001, the fund had contributed capital of $43,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

C. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended May 31, 2001, custodian fee offset arrangements reduced expenses by $2,000.

D. During the six months ended May 31, 2001, the fund purchased $59,293,000 of investment securities and sold $15,666,000 of investment securities, other than temporary cash investments.

E. At November 30, 2000, the fund had available a capital loss carryforward of $1,969,000 to offset future net capital gains of $1,070,000 through November 30, 2007, and $899,000 through November 30, 2008.

F. At May 31, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $5,230,000, consisting of unrealized gains of $6,152,000 on securities that had risen in value since their purchase and $922,000 in unrealized losses on securities that had fallen in value since their purchase.

G. In November 2000, the American Institute of Certified Public Accountants issued new accounting guidelines for investment companies, which will require the fund to change its accounting policies to begin to accrete market discounts on municipal bonds effective for the fiscal year ending November 30, 2002. This accounting change will not affect the fund's net asset value, total return, or distributions to shareholders, but may result in certain amounts being reclassified from realized and unrealized gain to interest income for financial statement purposes. Management believes this change will have no material effect on the financial statements.

THE ADVANTAGES OF
GETTING CONNECTED
  Visit Vanguard.com

[Computer graphic]

Why wait for the mail? You can get fund reports like this one sooner--and reduce the amount of mail you receive from us. Simply choose to view your fund reports online.
     Consider the benefits of using Vanguard.com. On our website, you can:
     **Choose to receive all fund reports, as well as prospectuses, online. **Request a courtesy e-mail to notify you when a new fund report or prospectus is available.
     When you receive fund reports and prospectuses online, you lower Vanguard's printing and postage costs--and that helps to reduce the expense ratios of your funds. You will continue to receive confirmations of purchases, redemptions, and other account activity by mail.

HOW TO NOTIFY US ABOUT YOUR MAILING PREFERENCES
You can easily tell us to stop mailing your fund reports and prospectuses. Just log on to Vanguard.com (or follow the easy steps to register for secure, online access to your accounts) and update your Web profile. Registered users can also view their account values; download records of recent transactions; research and track the performance of individual securities and funds; buy, exchange, and sell fund shares; and much more.
     If you invest directly with us, you can also elect to receive all of your account statements online or to continue the mailing of only your year-end statements, which detail every transaction you make during the year. However, if you invest with us through an employer-sponsored retirement plan or a financial intermediary, some of these options may not be available to you.
     All Vanguard shareholders can choose to receive our electronic newsletters:
Economic Week in Review, a recap of each week's key economic reports and market activity; and What's New at Vanguard, a monthly update on our mutual funds, services, and online resources.

YOUR ONLINE INFORMATION IS SECURE
Vanguard.com uses some of the most secure forms of online communication available, including data encryption and Secure Sockets Layer (SSL) protocol. These technologies provide a high level of security and privacy when you access your account information, initiate online transactions, or send us messages.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     The majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.
     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Retired Managing Partner of Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.


--------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.


--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.


--------------------------------------------------------------------------------
                             John C. Bogle
                Founder Chairman and Chief Executive, 1974-1996.

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Q1682 072001